COMMITMENTS AND CONTINGENCIES - Minimum Future Fees To Be Received under Non-Cancellable Operating and Right to Use Agreements (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2018	$ 54,611
2019	53,065
2020	46,720
2021	37,390
2022	35,564
Over 2022	135,224
Total minimum future fees to be received	$ 362,574